SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 28, 2005
                                                           -------------


                          Zynex Medical Holdings, Inc.
            --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

             Nevada               33-26787-D           87-0403828
        ------------------       --------------      --------------
        (State or other           (Commission       (I.R.S. Employer
          jurisdiction            File Number)     Identification No.)
        of incorporation)


                         8100 South Park Way, Suite A-9,
                               Littleton, CO 80120
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               (Address of principal executive offices) (Zip Code)



                  Registrant's telephone number: (303) 703-4906
                                                 --------------


                                 Total pages: 4

Section 8 - Other Events

Item 8.01 Other Events

     On June 28, 2005, Zynex Medical Holdings, Inc. (the "Company") announced publication on June 27, 2005 of an interview with the Company's chief executive officer, Thomas Sandgaard with The Wall Street Transcript. The transcript of the interview as set forth in that publication, which is incorporated herein by reference, and the press release announcing the interview are attached as exhibits to this Form 8-K.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

        Exhibit         Description
        -------         ---------------------------------------------------
         99.1           Press Release of Zynex Medical Holdings, Inc. dated
                        June 28, 2005
         99.2           Copy of Transcript of Interview of Thomas Sandgaard,
                        the Company's chief executive officer, as set forth in The Wall Street Transcript.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on as its behalf by the undersigned hereunto duly authorized.



                                      Zynex Medical Holdings, Inc.
                                      (Registrant)



Date:  June 28, 2005                  By:  /s/ Thomas Sandgaard
                                           -------------------------------------
                                           Thomas Sandgaard
                                           President and Chief Executive Officer

Exhibit No.             Document

    99.1                Press Release of Zynex Medical Holdings, Inc. dated
                        June 28, 2005
    99.2 Copy of Transcript of Interview of Thomas Sandgaard, the Company's chief executive officer, as set forth in The Wall Street Transcript.